1933 Act Registration No. ________

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[    ] Pre-Effective Amendment No. __

[    ] Post-Effective Amendment No. __

(Check appropriate box or boxes)

SCHWARTZ INVESTMENT TRUST
 (Exact Name of Registrant as Specified in Charter)

801 West Ann Arbor Trail, Suite 244
Plymouth, Michigan  48170

 (Address of Principal Executive Offices)

Registrant’s Telephone Number: (734) 455-7777

George P. Schwartz
Schwartz Investment Counsel, Inc.
801 West Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170
 (Name and Address of Agent for Service)

Copies to:
David M. Leahy, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C.  20006

As soon as practicable after this Registration Statement becomes effective.
(Approximate Date of Proposed Public Offering)

Shares of beneficial interest of the Ave Maria Catholic Values Fund, no par value per share
(Title of Securities Being Registered)

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on June 18, 2015 pursuant to Rule 488 of the Securities Act of 1933.

IMPORTANT NEWS FOR SHAREHOLDERS OF
THE AVE MARIA OPPORTUNITY FUND

Series of
Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170
(1-888-726-9331)

Dear Shareholder:
We are writing to let you know about important developments relating to the Ave Maria Opportunity Fund.  After deliberation, the Board of Trustees of Schwartz Investment Trust has approved a reorganization of the Ave Maria Opportunity Fund into another series of the Trust, the Ave Maria Catholic Values Fund on or about July 31, 2015. Following the reorganization, you will become a shareholder of the Ave Maria Catholic Values Fund. We believe the combination of the two series of the Trust will provide the opportunity for a more efficient management process and improved operating efficiencies due to the spreading of fixed costs over a larger pool of assets.

The reorganization does not require shareholder approval and you are not being asked to send us a proxy or take any other action in connection with the reorganization.

We do ask that you review the enclosed Information Statement/Prospectus that contains information about the combined fund, outlines the differences between the Ave Maria Opportunity Fund and the Ave Maria Catholic Values Fund and provides details about the terms and conditions of the reorganization.   If you have any questions after considering the enclosed materials, please call 1-888-726-9331.

Respectfully,
/s/ George P. Schwartz
George P. Schwartz, CFA
Chairman & President
Schwartz Investment Trust

INFORMATION STATEMENT/PROSPECTUS
___________, 2015

Acquisition of the Assets and Liabilities of

The Ave Maria Opportunity Fund (AVESX)
series of Schwartz Investment Trust

By and in Exchange for Shares of

The Ave Maria Catholic Values Fund (AVEMX)
 series of Schwartz Investment Trust

TABLE OF CONTENTS

I.	INTRODUCTION	4
II.	QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION	4
III.	OTHER INFORMATION	17
IV.	FINANCIAL STATEMENTS AND EXPERTS	19
V.	LEGAL MATTERS	19
VI.	INFORMATION FILED WITH THE SEC	19
APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION		20
APPENDIX B: PRINCIPAL RISKS OF INVESTING IN THE FUNDS		34

Additional information concerning each Fund and the reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”) and are hereby incorporated by reference into this Information Statement/Prospectus.

Information about Ave Maria Opportunity Fund and the Ave Maria Catholic Values Fund	How to Obtain this Information
Prospectus of the Ave Maria Mutual Funds, dated May 1, 2015, as supplemented from time to time.
Copies are available upon request and without charge if you:

Visit www.avemariafunds.com on the Internet; or

Write to Ave  Maria Mutual Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box  46707, Cincinnati, Ohio 45246; or

Call 1-888-726-9331

Statement of Additional Information of the Ave Maria Mutual Funds, dated May 1, 2015, as supplemented from time to time.
Audited financial statements and related report of independent registered public accounting firm of the Ave Maria Mutual Funds, included in the Annual Report to shareholders for the fiscal year ended December 31, 2014.

Unaudited financial statements of the Ave Maria Mutual Funds included in the Semi-Annual Report to Shareholders for the period ended June 30, 2014.
Information about the Reorganization	How to Obtain this Information
Statement of Additional Information dated ___________, 2015 which relates to this Information Statement/Prospectus and the Reorganization.
Copies are available upon request and without charge if you:

Visit www.avemariafunds.com on the Internet; or

Write to Ave  Maria Mutual Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box  46707, Cincinnati, Ohio 45246; or

Call 1-888-726-9331

All of the foregoing Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov.  Shareholders can review and copy information about the Funds by visiting the SEC’s Public Reference Room in Washington, D.C. 20549-1520. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section Washington D.C., 20549-1520.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I.            INTRODUCTION

This Information Statement/Prospectus relates to the reorganization of the Ave Maria Opportunity Fund into the Ave Maria Catholic Values Fund (collectively, the “Funds”).  At meetings on April 24, 2015 and May 8, 2015, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization whereby all of the assets of the Ave Maria Opportunity Fund would be acquired by the Ave Maria Catholic Values Fund in exchange for shares of the Ave Maria Catholic Values Fund.   Following the reorganization, shares of the Ave Maria Catholic Values Fund will be distributed to the shareholders of the Ave Maria Opportunity Fund in accordance with their respective percentage ownership interests in the Ave Maria Opportunity Fund on the closing date, which is expected to be on or around July 31, 2015 (“Closing Date”).  The Ave Maria Opportunity Fund will then be liquidated and terminated.  These events, collectively, are referred to in this Information Statement/Prospectus as the “Reorganization.”

The Trustees of the Trust, including the Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees"), have concluded that the Reorganization will be in the best interests of shareholders of the Funds and that their interests will not be diluted as a result of the Reorganization.

It is intended that, as a result of the Reorganization, each of the Ave Maria Opportunity Fund’s shareholders will receive on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional shares of the Ave Maria Catholic Values Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Ave Maria Opportunity Fund held by such shareholder immediately prior to the closing of the Reorganization.

Until the Closing Date, shareholders of the Ave Maria Opportunity Fund will continue to be able to redeem their shares at the next determined share price after receipt of a redemption request in proper form by Ultimus Fund Solutions, LLC, the Funds’ transfer agent (the “Transfer Agent”).  (See “How to Redeem Shares” in the Funds’ Prospectus dated May 1, 2015). After the Reorganization, shareholders will be free to redeem shares of the Ave Maria Catholic Values Fund they receive in the transaction at the next determined share price after receipt of a redemption request in proper form by the Transfer Agent.

The Reorganization will be effected pursuant to an Agreement and Plan of Reorganization that has been approved by the Trust’s Board of Trustees.  A copy of the form of Agreement and Plan of Reorganization is attached as Appendix A.

II.	QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION

The following questions and answers provide an overview of key features of the Reorganization.  Please call 1-888-726-9331 with any questions about the Reorganization or this Information Statement/Prospectus generally or to obtain a copy of the prospectus and statement of additional information of the Funds.

1.	Why is the Reorganization being proposed?

The Reorganization will combine two series with identical investment objectives and similar strategies into one series.  The Reorganization is being proposed in order to achieve operating efficiencies and lower operating expenses and to provide an opportunity for a more efficient investment management process.  The Reorganization may benefit you by reducing operating expenses due to the spreading of fixed costs over a larger pool of assets.  Your current operating expenses will be reduced immediately since the Ave Maria Catholic Values Fund has a lower expense ratio than the Ave Maria Opportunity Fund.  In addition, the reduction in the number of funds managed by the Adviser should free up additional resources for the investment management process.  Also, the Adviser believes there will be some efficiencies gained from the team approach that will be used to manage the Ave Maria Catholic Values Fund.

2.	Why did the Trustees approve the Reorganization?

Before approving the Agreement and Plan of Reorganization, the Trustees considered that the Ave Maria Opportunity Fund and the Ave Maria Catholic Values Fund have identical investment objectives and similar principal investment strategies, as well as the other potential benefits (i.e. lower operating expenses) of the Reorganization to shareholders of the Ave Maria Opportunity Fund.  The Board of Trustees of the Trust determined that the Reorganization is in the best interests of the Funds and their shareholders and that it will not dilute the interests of the shareholders of the Funds.  The Board believes the Reorganization will enable shareholders of the Ave Maria Opportunity Fund to benefit from, among other things:

·	the fact that the expenses of the Ave Maria Catholic Values Fund are expected to be lower after the Reorganization than the expenses of the Ave Maria Opportunity Fund currently; and

·	the potential to achieve operating efficiencies and economies of scale.

3.            How do the fees and expenses of the Ave Maria Catholic Values Fund compare to those of the Ave Maria Opportunity Fund, and what are they estimated to be following the Reorganization?

As shown in the expense table on the following page, the annual expense ratio of the Ave Maria Catholic Values Fund will be lower than the annual expense ratio of the Ave Maria Opportunity Fund upon completion of the Reorganization.  The advisory fee paid by each Fund is computed at the annual rate of 0.95% of a Fund’s average daily net assets.  The following table shows the fees and expenses of each Fund for its most recently audited fiscal year, as well as the pro forma fees and expenses for the Ave Maria Catholic Values Fund for its fiscal year ending December 31, 2015 assuming that the Reorganization occurs on July 31, 2015.  The examples following the table will help you compare the cost of investing in the Ave Maria Opportunity Fund with the estimated cost of investing in the Ave Maria Catholic Values Fund (based on the pro forma fees and expenses).

FEES AND EXPENSES
Based on Fiscal Year Ended:	12-31-14	12-31-14	12-31-15
	Ave Maria Opportunity Fund	Ave Maria Catholic Values Fund	Pro Forma: Ave Maria Catholic Values Fund
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Service (12b-1) Fees	None	0.00%(3)	None
Other Expenses	0.41%	0.23%	0.22%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	1.19%(4)	1.18%(2)
Less: Management Fee Reductions	0.11%(1)	N/A	N/A
Total Annual Fund Operating Expenses After Management Fee Reductions	1.26%(2)	N/A	N/A

(1)	Schwartz Investment Counsel, Inc. (the “Adviser”) has contractually agreed to reduce Management Fees and reimburse Other Expenses until at least May 1, 2016 so that the Ave Maria Opportunity Fund’s Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.25%. Any Management Fee reductions and/or expense reimbursement by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursement occurred, provided the repayment to the Adviser does not cause Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the 1.25% limitation. This expense limitation agreement may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser.

(2)	Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of net expenses to average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

(3)	The Ave Maria Catholic Values Fund incurred Service Fees of 0.11% during the December 31, 2014 fiscal year under its Shareholder Servicing Plan for payments to financial organizations providing account administration and personnel and account maintenance services to Fund shareholders. The Shareholder Servicing Plan, on behalf of the Fund, was terminated on October 1, 2014 and information in this table has been restated to reflect this change.

(4)	Total Annual Fund Operating Expenses will not correlate to the Ave Maria Catholic Value Fund’s ratio of net expenses to average net assets in the Fund’s Financial Highlights, because they do not include “Service (12b-1) Fees” or “Acquired Fund Fees and Expenses.”

Expense Example.  This example will help you compare the cost of investing in the Ave Maria Opportunity Fund with the cost of investing in the Ave Maria Catholic Values Fund. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  The example for the Ave Maria Opportunity Fund takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for a period of one year.  All expense information is based on the information set forth in the expense table above, including pro forma expense information for the Ave Maria Catholic Values Fund.  Your actual costs may be higher or lower than those shown below.

	Ave Maria Opportunity Fund	Ave Maria Catholic Values Fund	Pro Forma: Ave Maria Catholic Values Fund
1 Year	$ 128	$ 121	$ 120
3 Years	$ 423	$ 378	$ 375
5 Years	$ 741	$ 654	$ 649
10 Years	$1,644	$1,443	$1,432

4.            How do the investment objectives and principal investment strategies of the Ave Maria Opportunity Fund compare to those of the Ave Maria Catholic Values Fund?

The investment objectives of each Fund are identical as each Fund seeks long-term capital appreciation.  The principal investment strategies of the each Fund are similar, with certain differences that are discussed below.  Each Fund also practices morally responsible investing.  The principal investment strategy of each Fund is to invest primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value.  In addition, each Fund applies a morally responsible investment process that is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of each Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of each Fund’s net assets will be invested in companies meeting the Funds’ religious criteria.  The Catholic Advisory Board sets the criteria for screening out companies based on religious principles.  In establishing these screens, the Catholic Advisory Board’s members are guided by the magisterium of the Roman Catholic Church. This process will, in general, avoid two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.  The Funds are not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church.

Each Fund may invest in common stocks of companies of any capitalization.  The primary difference in the investment strategies of the Funds is that, under normal circumstances, the Ave Maria Opportunity Fund emphasizes investments in mid-capitalization, small capitalization and micro capitalization companies, while the Ave Maria Catholic Values Fund invests in securities of established companies and does not emphasize a particular market capitalization.  Most of the companies in the Ave Maria Opportunity Fund’s portfolio can be expected to have a market capitalization of $10 billion or less, as measured at the time of purchase.  As of December 31, 2014, the average market capitalization of the Ave Maria Opportunity Fund was $1.4 billion, while the average market capitalization of the Ave Maria Catholic Values Fund was $12.4 billion.  However, there is no maximum or minimum market capitalization of companies in which either Fund may invest.

Each Fund may invest in securities of foreign issuers that are U.S. dollar denominated and traded on a U.S. securities exchange or traded domestically in the over-the-counter markets.  Each Fund may, with respect to its investments in foreign issuers, invest indirectly in such companies in the form of American Depositary Receipts.   Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet each Fund’s investment objective and standards.  The price of stocks in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation strategies and product offerings.  The primary difference in the security analysis applied to the Funds is that the Adviser uses a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Ave Maria Catholic Values Fund.

The portion of a Fund’s net assets invested at any given time in securities of issuers in a particular sector is affected by valuation considerations and other investment characteristics of that sector.  As a result a Fund’s investments in various sectors generally will change over time, and a signification allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector.  As of December 31, 2014, the Ave Maria Catholic Values Fund had 26.6% of the value of its net assets invested in securities within the consumer discretionary sector, while the Ave Maria Opportunity Fund had 14.7% of its net assets invested in securities within the consumer discretionary sector.  The largest sector allocation in the Ave Maria Opportunity Fund as of December 31, 2014 was 19.9% in the financials sector.

The prices of securities held by each Fund are monitored in relation to the Adviser’s criteria for value.  Generally, stocks are purchased with the intent to hold them for three years or more.  When a stock appreciates substantially and is no longer undervalued according to the Adviser’s valuation criteria, it is sold.  Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value.  Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

5.            How do the risks of investing in the Ave Maria Opportunity Fund compare to the risks of investing in the Ave Maria Catholic Values Fund?

Because both Funds have substantially similar principal investment strategies, they are subject to substantially similar principal risks.   Each Fund is subject to the risk that you could lose all or a portion of the money you invest and there is no assurance that either Fund will achieve its investment objective.  Upon redemption, an investment in either Fund may be worth less than its original cost.  Each Fund, by itself, does not provide a complete investment program.  Because the Funds are actively managed, they are subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results.  The analysis of an investment by the Adviser can be incorrect and could cause a Fund to underperform other funds with similar investment strategies. Also, the investment style used to manage each Fund may go out of favor with the market. Because the equity securities purchased by the Funds must meet the requirements for morally responsible investing, the return of the Funds may be lower than they would be if the Adviser made decisions based solely on investment considerations.

Because the Ave Maria Opportunity Fund may emphasize investments in the common stocks of mid-capitalization, small capitalization and micro capitalization companies, it is subject to the risks associated with investments in smaller capitalization securities.  The Adviser currently defines mid-capitalization, small capitalization and micro capitalization companies as those whose market capitalization at the time of purchase is between $10 billion and less than $200 million. Investments in smaller capitalization securities often involve higher risks than investments in larger capitalization securities because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations.   These risks may be particularly pronounced for investments in micro-cap companies.

Because the Ave Maria Catholic Values Fund has more than 25% of its net assets invested in the securities of issuers within a particular sector (consumer discretionary) as of December 31, 2014, any negative development impacting that sector could have a greater impact on the Ave Maria Catholic Values Fund than would be the case if the Fund did not have significant investments in that sector.

For more information regarding the principal risks of the Funds, see”Principal Risks” in Appendix B.

6.            What is the performance record of the Funds?

The following charts show the past performance record of each Fund for the past ten calendar years (or since inception, if a Fund has a shorter operating history).  The charts give you an indication of the risks and variability of investing in the Funds by showing how their performance has varied from year to year.  Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.  How a Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.  Updated performance information, current to the most recent month end, is available on the Fund’s website or by calling 1-888-726-9331.

Ave Maria Opportunity Fund – (As of December 31, 2014)

Best Quarter	June 30, 2009	26.05%
Worst Quarter	December 31, 2008	- 26.43%

Ave Maria Catholic Values Fund - (As of December 31, 2014)

Best Quarter	June 30, 2009	22.46%
Worst Quarter	December 31, 2008	- 25.71%

Average Annual Total Returns for Periods Ended December 31, 2014:
Ave Maria Opportunity Fund	1 Year	5 Years	Since Inception (May1, 2006)
Return Before Taxes	-8.00%	7.84%	3.78%
Return After Taxes on Distributions(1)	-9.44%	7.37%	3.41%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-3.35%	6.18%	2.95%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)(2)	4.89%	15.55%	6.89%

Ave Maria Catholic Values Fund	1 Year	5 Years	10 Years
Return Before Taxes	2.86%	11.85%	5.84%
Return After Taxes on Distributions(1)	0.79%	10.99%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.34%	9.49%	4.72%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)(3)	13.69%	15.45%	7.67%

(1)	After-tax returns are calculated assuming the historical highest individual federal income and capital gains rates. “Return After Taxes on Distributions” assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. “Return After Taxes on Distributions and Sale of Fund Shares” assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the impact of state and local taxes. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred programs, such as Individual Retirement Accounts (“IRAs”) or 401(k) plans.
(2)	The Russell 2000 Index is an unmanaged index that measures of the performance of U.S. small-cap stocks. It consists of 2,000 small-cap companies in the Russell 3000 Index, which is made up of the 3,000 largest U.S. stocks.
(3)	The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of the 500 largest U.S. companies listed on the New York Stock Exchange or NASDAQ.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses that were charge to shareholder accounts.

Important information about the Funds’ performance also is contained in the Portfolio Manager Commentary sections of the Ave Maria Mutual Funds’ most recent annual report.

7.            Will I Be Able to Purchase, Exchange and Redeem Shares and Receive Distributions the Same Way?

The Reorganization will not affect your right to purchase, redeem or exchange shares and to receive distributions.  After the Reorganization, you will be able to purchase additional shares, redeem shares, exchange shares and receive distributions of the Ave Maria Catholic Values Fund in the same manner as you did for your shares of the Ave Maria Opportunity Fund before the Reorganization.  The minimum initial investment in each Fund is $2,500 and the minimum additional investment in the Funds is $50 for participants in the automatic investment plan.  These requirements will remain the same following the Reorganization.

After the Reorganization, shareholders who receive shares of the Ave Maria Catholic Values Fund in connection with the Reorganization will be able to purchase additional shares of the Ave Maria Catholic Values Fund or exchange the shares they received in connection with the Reorganization for shares of any other Ave Maria Mutual Fund, subject to the rights and restrictions currently in place for the Funds.

8.            Who will be the Investment Adviser and Portfolio Managers of the Ave Maria Catholic Values Fund after the Reorganization?

Schwartz Investment Counsel, Inc. (the “Adviser”) is the investment adviser to each of the Funds.  The Adviser is responsible for furnishing an investment program for the Funds, making the day-to-day investment decisions and arranging the execution of portfolio transactions.  The Adviser is located at 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170 and has approximately $___ billion of assets under management as of ____________, 2015.  The controlling shareholder of the Adviser is George P. Schwartz, who is Chairman and President of the Trust and Chief Executive Officer of the Adviser.  The co-portfolio managers for the Ave Maria Catholic Values Fund are George P. Schwartz, CFA, and Gregory R. Heilman, CFA, and the portfolio manager for the Ave Maria Opportunity Fund is Timothy S. Schwartz, CFA.  The Adviser will continue to manage the Ave Maria Catholic Values Fund in the same capacity following the Reorganization.  George P. Schwartz, CFA, Gregory R. Heilman, CFA and Timothy S. Schwartz, CFA will serve as co-portfolio managers of the Ave Maria Catholic Values Fund following the Reorganization.

The business experience of the portfolio managers is described below:

·            George P. Schwartz, CFA, founded the Adviser in 1980 and currently serves as Chief Executive Officer and Chief Investment Officer.  He was President of the Adviser until January 2014.  Mr. George Schwartz has been a portfolio manager of the Ave Maria Catholic Values Fund since July 2002.  Mr. George Schwartz is co-manager of three other series of the Trust: the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund and the Schwartz Value Fund.  Mr. George Schwartz has a B.S. degree in Finance from the University of Detroit and has earned Chartered Financial Analyst and Chartered Investment Counselor designations.

·            Gregory R.  Heilman, CFA, is the Senior Vice President of the Adviser.  Mr. Heilman has been co-portfolio manager of the Ave Maria Catholic Values Fund since October 2003.  Mr. Heilman is co-manager of one other series of the Trust, the Ave Maria World Equity Fund. Mr. Heilman has a B.S. degree from the University of Dayton, an M.B.A degree from the University of Toledo and has earned his Chartered Financial Analyst designation.

·            Timothy S. Schwartz, CFA, is the Executive Vice President and Chief Financial Officer of the Adviser.  Mr. Timothy Schwartz has been co-portfolio manager of the Ave Maria Catholic Values Fund since May 2015.  Mr. Timothy Schwartz has been the portfolio manager of the Ave Maria Opportunity Fund since its inception in May 2006 and is co-portfolio manager of one other series of the Trust, the Schwartz Value Fund.  Mr. Timothy Schwartz has a B.S. degree in Finance from Fairfield University, an M.B.A. degree from Walsh College and has earned his Chartered Financial Analyst designation.

9.            What are the advisory fees and operating expenses for the Ave Maria Catholic Values Fund?

Each Fund has the same advisory fee structure, which provides for payment of an investment advisory fee at the annual rate of 0.95% of the average value of its daily net assets.  The Trust and the Adviser have entered into an Expense Limitation Agreement on behalf of each Fund, whereby the Adviser has agreed to reduce its investment advisory fees and reimburse other expenses so that aggregate ordinary operating expenses do not exceed an annual rate of 1.25%.

10.            What shares of the Ave Maria Catholic Values Fund will shareholders of the Ave Maria Opportunity Fund receive if the Reorganization occurs?

Shareholders of the Ave Maria Opportunity Fund will receive shares of the Ave Maria Catholic Values Fund in an amount equal to the aggregate net asset value of the Ave Maria Opportunity Fund shares exchanged therefor.

11.            What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. This means that neither the Ave Maria Opportunity Fund nor shareholders of the Ave Maria Opportunity Fund are expected to recognize a gain or loss directly as a result of the Reorganization.  It should be noted, however, that the Ave Maria Opportunity Fund may make one or more distributions to shareholders prior to the closing of the Reorganization.  Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

The adjusted tax basis of the Ave Maria Opportunity Fund’s shares is expected to carry over to shareholders’ new shares in the Ave Maria Catholic Values Fund that are received in the Reorganization in exchange for those Ave Maria Opportunity Fund shares, and the holding period in the shares of the Ave Maria Catholic Values Fund received is expected to be determined by including the holding period of those Ave Maria Opportunity Fund shares, provided that the shareholder held those Ave Maria Opportunity Fund shares as capital assets.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes.  Please see Section IV “U.S. Federal Income Tax Consequences,” below for additional information.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization.  This summary is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Information Statement/Prospectus as Appendix A. You should read Appendix A for a more complete understanding of the Agreement and Plan of Reorganization.

·
The Ave Maria Opportunity Fund will transfer all of its assets and known liabilities to the Ave Maria Catholic Values Fund in exchange for shares of the Ave Maria Catholic Values Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

·
The assets and liabilities of the Ave Maria Opportunity Fund and the Ave Maria Catholic Values Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures for the Trust.

·
The shares of the Ave Maria Catholic Values Fund received by the Ave Maria Opportunity Fund will be distributed to the shareholders of the Ave Maria Opportunity Fund in an amount equal to the aggregate net asset value of the Ave Maria Opportunity Fund shares exchanged therefor, in full liquidation of the Ave Maria Opportunity Fund.

·	As part of the Reorganization, the Ave Maria Opportunity Fund’s affairs will be wound up, and the Ave Maria Opportunity Fund will be terminated under state law.

Ave Maria Catholic Values Fund Shares.  Following the Reorganization, shareholders of the Ave Maria Opportunity Fund will receive shares of the Ave Maria Catholic Values Fund in an amount equal to the aggregate net asset value of the Ave Maria Opportunity Fund shares exchanged therefor.  The Ave Maria Catholic Values Fund shares that an Ave Maria Opportunity Fund shareholder will receive will have the following characteristics:

·
They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares of the Ave Maria Opportunity Fund as of the business day before the closing of the Reorganization, as determined using the Trust’s valuation policies and procedures.

·	The procedures for purchasing and redeeming a shareholder’s shares will not change as a result of the Reorganization.

·
Shareholders of the Ave Maria Catholic Values Fund may exchange their shares for shares of any other Ave Maria Mutual Fund, provided that the other series is accepting additional investments and the shareholder is otherwise eligible to invest in such series.  Exchanges of shares will be made at their relative net asset values.

·	Shareholders will have voting and other rights similar to those they currently have, but as shareholders of the Ave Maria Catholic Values Fund.

Factors Considered by the Board of Trustees of the Trust

The Reorganization will combine two series of the Trust having identical investment objectives and similar investment strategies into one series and is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets.  At a regular meeting held on April 24, 2015 and at a special meeting held on May 8, 2015, all of the Trustees of the Trust, including the Independent Trustees, considered and approved the Reorganization.  They determined that the Reorganization is in the best interests of the shareholders of the Funds and that their interests would not be diluted as a result of the transaction contemplated by the Reorganization.

Before approving the Agreement and Plan of Reorganization, the Trustees evaluated information provided by management of the Trust about the proposed Reorganization.  The Trustees considered the relative asset size of the Ave Maria Opportunity Fund, including the benefits of combining the assets of the Ave Maria Opportunity Fund and the Ave Maria Catholic Values Fund to create a larger combined entity.  As of December 31, 2014, the total assets of the Ave Maria Opportunity Fund were $50,312,712 and the total assets of the Ave Maria Catholic Values Fund were $246,789,578.  Following the Reorganization, the Ave Maria Catholic Values Fund will have total assets of approximately $297,102,290.

The Trustees considered that the expense ratio of the Ave Maria Catholic Values Fund upon completion of the Reorganization will be less than that of the Ave Maria Opportunity Fund.  The Trustees considered the similarities of the Funds’ investment processes and investment portfolios, noting that as of December 31, 2014, the Funds’ had several identical portfolio holdings and similar sector allocations.  As of December 31, 2014, there were seven common stocks that were owned by both Funds and these seven common stocks represented approximately 14% of Ave Maria Opportunity Fund’s total common stock holdings and approximately 15% of Ave Maria Catholic Values Fund’s total common stock holdings, respectively.  In addition, as of December 31, 2014, the Funds had the following sector allocations:

Sector	Ave Maria Catholic Values Fund (stated as a % of Net Assets)	Ave Maria Opportunity Fund (stated as a % of Net Assets)
Consumer Discretionary	26.6%	14.7%
Energy	12.7%	15.4%
Financials	16.8%	19.9%
Health Care	12.9%	1.0%
Industrials	7.4%	10.1%
Information Technology	16.4%	17.9%
Materials	3.0%	10.2%
Telecommunication Services	--	1.8%

In addition, the Trustees considered, among other things:

·	The terms and conditions of the Reorganization;
·	The fact that management had advised the Board that the Reorganization would not result in the dilution of shareholders’ interests;
·	The expense ratios, fees and expenses of the Ave Maria Opportunity Fund and the expense ratios, fees and expenses of the Ave Maria Catholic Values Fund;
·	The anticipated expense ratios, fees and expenses of the Ave Maria Catholic Values Fund after the Reorganization;
·	The comparative performance information;
·	The investment objective and policies of each Fund;
·	The composition of each Fund’s portfolio;
·	The investment personnel, expertise and resources of the Adviser;
·	The fact that the Reorganization will provide continuity in the investment process for shareholders of the Ave Maria Opportunity Fund because the Adviser is the same Adviser for the Ave Maria Catholic Values Fund;
·	The fact that the Adviser will bear all the expenses incurred by the Ave Maria Opportunity Fund and the Ave Maria Catholic Values Fund in connection with the Reorganization;
·	The potential benefits to shareholders, including operating efficiencies that may be achieved from the Reorganization;
·	The fact that the Ave Maria Catholic Values Fund will assume all of the known liabilities of the Ave Maria Opportunity Fund;
·	The fact that the Reorganization is expected to be a tax fee transaction for Federal income tax purposes;
·	The fact that shareholders of the Ave Maria Opportunity Fund will continue to have the ability to redeem their shares prior to the Reorganization; and
·	Possible alternatives to the Reorganization.

After reviewing the foregoing factors, the Trustees of the Trust unanimously determined that the Reorganization is in the best interests of the Funds’ shareholders and that the interests of shareholders will not be diluted as a result of the Reorganization.  The Trustees of the Trust also approved the Agreement and Plan of Reorganization on behalf of the Funds.

U.S. Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes.  Sullivan & Worcester LLP, counsel to the Trust, will deliver to the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, while the matter is not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes:

·
The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Ave Maria Opportunity Fund and the Ave Maria Catholic Values Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

·
Under Code Section 361, no gain or loss will be recognized by the Ave Maria Opportunity Fund (i) upon the transfer of its assets to the Ave Maria Catholic Values Fund in exchange for shares of the Ave Maria Catholic Values Fund and the assumption by the Ave Maria Catholic Values Fund of the known liabilities of the Ave Maria Opportunity Fund or (ii) upon the distribution of shares of the Ave Maria Catholic Values Fund by the Ave Maria Opportunity Fund to its shareholders in liquidation;

·
Under Code Section 354, no gain or loss will be recognized by shareholders of the Ave Maria Opportunity Fund upon the exchange of all of their Fund shares for shares of the Ave Maria Catholic Values Fund in the Reorganization;

·
Under Code Section 358, the aggregate tax basis of shares of the Ave Maria Catholic Values Fund to be received by each Ave Maria Opportunity Fund shareholder in exchange for his or her Fund shares in the Reorganization will be the same as the aggregate tax basis of the Ave Maria Opportunity Fund shares exchanged therefor;

·
Under Section 1223(1) of the Code, an Ave Maria Opportunity Fund shareholder’s holding period for shares of the Ave Maria Catholic Values Fund to be received pursuant to the Reorganization will be determined by including the holding period for the Ave Maria Opportunity Fund shares exchanged therefor, provided that the shareholder held those Fund shares as a capital asset on the date of the exchange;

·
Under Code Section 1032, no gain or loss will be recognized by the Ave Maria Catholic Values Fund upon receipt of the assets of the Ave Maria Opportunity Fund pursuant to the Reorganization in exchange for the assumption by the Ave Maria Catholic Values Fund of the known liabilities of the Ave Maria Opportunity Fund and issuance of shares of the Ave Maria Catholic Values Fund;

·
Under Code Section 362(b), the tax basis of the assets that the Ave Maria Catholic Values Fund acquires from the Ave Maria Opportunity Fund in the Reorganization will be the same as the Ave Maria Opportunity Fund’s tax basis of such assets immediately prior to such transfer;

·
Under Code Section 1223(2), the holding period for the assets the Ave Maria Catholic Values Fund receives from the Ave Maria Opportunity Fund in the Reorganization will include the periods during which such assets were held by the Ave Maria Opportunity Fund; and

·
The Ave Maria Catholic Values Fund will succeed to and take into account all items of the Ave Maria Opportunity Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383, and 384 and the Treasury regulations thereunder.

The Sullivan & Worcester LLP opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with Sullivan & Worcester’s opinion.  An opinion of counsel is not binding upon the IRS or the courts.  If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Ave Maria Opportunity Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Ave Maria Opportunity Fund shares and the fair market value of the shares of the Ave Maria Catholic Values Fund he or she received in the Reorganization.

Although the Reorganization is expected to be tax-free for shareholders, the Ave Maria Opportunity Fund may make one or more distributions to shareholders prior to the closing of the Reorganization.  Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

III.            OTHER INFORMATION

Form of Organization.  The Trust is an open-end management investment company registered with the SEC under the 1940 Act that continuously offers shares to the public.  The Trust is organized as an Ohio business trust and is governed by its Declaration of Trust, By-laws and the Board under applicable Ohio and federal laws. The Trust currently consists of seven series, including the Funds.  Each Fund is classified as a diversified fund.

Service Providers.  The following table identifies certain of the service providers for the Funds, prior to and following the proposed Reorganization. The address of the Distributor is 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

(Both Funds)
Distributor:	Ultimus Fund Distributors, LLC
Transfer Agent and Administrator:	Ultimus Fund Solutions, LLC
Custodian:	U.S. Bank, N.A.
Independent Registered Public Accountant:

Financial Intermediary Compensation.  If you purchase the Ave Maria Catholic Values Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example shown under “How do the Fees and Expenses of the Ave Maria Catholic Values Fund compare to those of the Ave Maria Opportunity Fund, and what are they estimated to be following the Reorganization?”, affect each Fund’s performance.  During the fiscal year ended December 31, 2014, the portfolio turnover rate was 70% for the Ave Maria Opportunity Fund and 31% for the Ave Maria Catholic Values Fund.  The portfolio turnover rate of the Ave Maria Catholic Values Fund is not expected to exceed 100% annually.

Existing and Pro Forma Capitalization. The following table shows: (i) the capitalization of the Ave Maria Opportunity Fund and the Ave Maria Catholic Values Fund as of December 31, 2014 and (ii) the pro forma capitalization of the Ave Maria Catholic Values Fund as of December 31, 2015, as adjusted giving effect to the proposed Reorganization:

	Ave Maria Opportunity Fund	Ave Maria Catholic Values Fund	Pro Forma Adjustments	Ave Maria Catholic Values Fund Pro Forma Combined*
Net asset value	$ 50,312,712	$246,789,578	---	297,102,290
Shares outstanding	4,158,197	12,357,465	(1,638,782)	14,876,880
Net asset value per share	$12.10	$19.97	---	$ 19.97

*	Assumes the Reorganization was consummated on December 31, 2014 and is for information purposes only.

The capitalization of the Ave Maria Opportunity Fund, and consequently the pro forma capitalization of the Ave Maria Catholic Values Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Funds prior to the completion of the Reorganization.

Costs of Reorganization.   Neither Fund will bear the costs of the Reorganization.  The Adviser has agreed to pay all costs and expenses in connection with the Reorganization, which include the cost of preparing, printing and mailing this Information Statement/Prospectus.

Voting Rights. Shareholders of the Funds are entitled to cast one vote for each share owned, and a proportionate fractional vote for each fractional share owned on matters requiring approval by shareholders.  Separate votes are required by each Fund on matters affecting an individual series.  Shares have noncumulative voting rights and no preemptive or subscription rights.  The Funds are not required to hold shareholder meetings annually although shareholder meetings may be called from time to time for purposes of electing or removing Trustees, changing fundamental investment policies or approving significant transactions.

Principal Shareholders.  As of April 1, 2015, the Ave Maria Opportunity Fund had approximately $42,627,503 in net assets and 3,873,984.451 outstanding shares.  As of the same date, the Trustees and officers of the Trust owned of record or beneficially 1.32% of the outstanding shares of the Ave Maria Opportunity Fund.  As of the same date, the following shareholders owned of record five percent or more of the Ave Maria Opportunity Fund:

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	8.51%
Louis C. Argenta c/o Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170	9.48%

IV.            FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to the Funds for the year ended December 31, 2014, including the financial statements and financial highlights for periods indicated therein, audited by _______________, independent registered public accounting firm, have been incorporated by reference herein in reliance on their report given on their authority of said firm as experts in accounting and auditing.

V.            LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Ave Maria Catholic Values Fund will be passed upon by Sullivan & Worcester LLP, counsel to the Trust.

VI.            INFORMATION FILED WITH THE SEC

Additional information about the Ave Maria Catholic Values Fund is included in the Statement of Additional Information dated _____________, 2015, relating to this Information Statement/Prospectus, which has been filed with the SEC under the Securities Act of 1933.  A copy of the Statement of Additional Information relating to this Information Statement/Prospectus may be obtained without charge by calling 1-888-726-9331.

Only one copy of this Information Statement/Prospectus will be sent to each household address.  You may, of course, request additional copies of the Information Statement/Prospectus anytime by calling or writing the Funds.

Reports and information statements, registration statements and other information filed by the Trust can be inspected and copied (for a duplication fee) at the SEC’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549, or at the SEC’s Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604).  You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of  Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549  or by calling 1-202-551-8090.  You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

APPENDIX A :  AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of __________, 2015, by and between Schwartz Investment Counsel, Inc, a Michigan corporation, with its principal place of business at 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, Schwartz Investment Trust, an Ohio business trust, with its principal place of business at 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170 (the “Trust”), with respect to its Ave  Maria Catholic Values Fund  (the “Acquiring Fund”), and the Trust, with respect to its Ave Maria Opportunity Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended.  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the known liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund is a separate series of the Trust, and an open-end, registered investment company of the management type under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquired Fund is a separate series of the Trust, an open-end, registered investment company of the management type under the 1940 Act and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Trust have determined that the Acquired Fund should exchange all of its assets and known liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND KNOWN LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the known liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions and will dispose of such securities prior to the Closing Date. The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Acquired Fund holds any investments that the addition, if it is determined that the Acquired Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund, such disposition would violate the Acquired Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities prior to the Closing Date. The Acquiring Fund shall assume all of the Acquired Fund’s known liabilities and obligations reflected in the Acquired Fund’s net asset value as of the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”),

(a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record, determined as of the close of business on the Valuation Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Information Statement/Prospectus which will be distributed to shareholders of the Acquired Fund as described herein.

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquired Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2. Shares of the Acquiring Fund will be issued for shares of the Acquired Fund.

2.4 DETERMINATION OF VALUE. All computations of value of the Acquiring Fund shall be made by Ultimus Fund Solutions, LLC, the Acquiring Fund and the Acquired Fund’s transfer agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III
CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about _________________, 2015 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of ____ a.m. Eastern Time at the offices of Ultimus Fund Solutions, LLC, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Ohio.

(b) The Acquired Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any material provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund at December 31, 2014 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h) Since December 31, 2014, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted in writing by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to the Acquiring Fund and accepted in writing by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquired Fund and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto, to the best of the Acquired Fund’s knowledge.

(o) The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of an Information Statement/Prospectus, in compliance with the 1933 Act and the 1940 Act. The Information Statement/Prospectus (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust.

(b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e) The audited financial statements of the Acquiring Fund at December 31, 2014 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(f) Since December 31, 2014, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted in writing by the Acquired Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g) For each fiscal year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” and has distributed in each such year al net investment income and realized capital gains.

(h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l) The Information Statement/Prospectus (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b) The Acquiring Fund is separate series of an Ohio business trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Ohio is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Information Statement/Prospectus of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

(h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Information Statement/Prospectus or to be filed as exhibits to the Information Statement/Prospectus which are not described or filed as required.

(i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and known liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

7.3 With respect to the Acquired Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a) The Acquired Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b) The Acquired Fund is a separate investment series of an Ohio business trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Ohio is required for consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquired Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound.

(f) Only insofar as they relate to the Acquired Fund, the descriptions in the Information Statement/Prospectus of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

(g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquired Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

(h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its respective properties or assets and the Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Information Statement/Prospectus.

(i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquiring Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable period ending on the Closing Date (after reduction for any capital loss carryforward).

8.4 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, while the matter is not entirely free from doubt, for federal income tax purposes:

(a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the known liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a reorganization within the meaning of Section 368(a)(1)(C)  of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund;

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares in liquidation of the Acquired Fund;

(e) The aggregate tax basis for the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

(f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

ARTICLE IX
EXPENSES

9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Schwartz Investment Counsel, Inc., the investment adviser to the Trust.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; and (f) legal fees.  Notwithstanding the foregoing, the Acquired Fund shall pay its own federal and state registration fees.

9.2 The Acquiring Fund and the Acquired Fund represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the purchase and sale of portfolio securities in connection with the Reorganization.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1          This Agreement may be terminated by the Board of Trustees of the Trust at any time up until the Closing Date.

11.2 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice thereof; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met in all material respects.

11.3 In the event of any such termination, in the absence of gross negligence or willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust or its Trustees or officers, to the other party.

ARTICLE XII
AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflicts of law’s provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Ohio, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the trust property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Schwartz Investment Trust on behalf of the Ave Maria Opportunity Fund		Schwartz Investment Trust on behalf of the Ave Maria Catholic Values Fund

BY		BY:
	Name:		Name:
	Title:		Title:

Schwartz Investment Counsel, Inc.

BY:
Name:
Title:

APPENDIX B:  PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Ave Maria Catholic Values Fund and Ave Maria Opportunity Fund

As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds. The Funds are not intended to be a complete investment program and there is no assurance that a Fund will achieve its investment objective. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. If a Fund has significant investments in the securities of issuers in industries within a particular sector, any negative development affecting that sector could have a greater impact on the Fund than would be the case if the Fund did not have significant investments in that sector.  Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet the Funds’ investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the Fund sell the security. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.

Foreign Exposure Risks.  Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries.  These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.  In addition, foreign markets can perform differently than the U.S. market.  The risks of foreign investments are more pronounced in the case of investments in securities of issuers that are located in or have substantial operations in emerging market countries.  Emerging market countries may have less diverse and mature economies and their political systems may be less stable than those of developed countries.

Security Selection and Investment Style Risks. Like any mutual fund, the Funds’ method of security selection may not be successful and a Fund may underperform the stock market as a whole. A stock may never achieve the price appreciation the Adviser anticipates and the Funds’ value style may go out of favor with investors.

Mid-Cap and Small-Cap Company Risks. Investments in mid-cap and small-cap companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of mid-cap and small-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of mid-cap and small-cap companies may be subject to wider price fluctuations. Mid-cap and small-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock.

Ave Maria Catholic Values Fund

Sector Risks.  As of December 31, 2014, the Ave Maria Catholic Values Fund had 26.6% of the value of its net assets invested in stocks within the consumer discretionary sector. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. This may increase the risk of loss of an investment in the Ave Maria Catholic Values Fund and increase the volatility of the Fund’s net asset value

Ave Maria Opportunity Fund

Micro-Cap Company Risks. Investments in micro-cap companies are subject to the same risks of investments in mid-cap and small-cap companies. These risks may be particularly pronounced with respect to investments in micro-cap companies.

SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

Ave Maria Opportunity Fund (AVESX)

Ave Maria Catholic Values Fund (AVEMX)

____________________, 2015

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Ave Maria Opportunity Fund (the “Acquired Fund”), with and into the Ave Maria Catholic Values Fund (the “Acquiring Fund”), each a series of Schwartz Investment Trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Information Statement/Prospectus dated ________, 2015 (the “Information Statement/Prospectus”) of the Acquiring Fund which relates to the Reorganization.  As described in the Information Statement/Prospectus, the Reorganization would involve the transfer of all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the known liabilities of the Acquired Fund.  The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Information Statement/Prospectus.  The Information Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by contacting the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 888-726-9331.

TABLE OF CONTENTS

Page
Additional Information About the Acquiring Fund	2
Financial Statements	2
A. Incorporation by Reference	2
B. Unaudited Pro Forma Combined Financial Statements	3

1

I.	Additional Information about the Acquiring Fund

This SAI is accompanied by the information concerning the Acquiring Fund and the Acquired Fund in the Statement of Additional Information for the Fund dated May 1, 2015, which was filed electronically with the SEC and is incorporated by reference herein.

II.	Financial Statements

A.	Incorporation by Reference

This SAI is accompanied by each of the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

1.	Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Acquired Fund and the Acquiring Fund, which are included in the Trust’s Annual Report for the year ended December 31, 2014, as filed with the SEC on February 20, 2015 on Form N-CSR.

2.	Unaudited financial statements, including any notes thereto, relating to the Acquired Fund and the Acquiring Fund, which are included in the Trust’s Semiannual Report for the six-month period ended June 30, 2014, as filed with the SEC on August 25, 2014 on Form N-CSR.

B.	Unaudited Pro Forma Combined Financial Statements

Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Reorganization, dated _________, 2015, assuming the Reorganization had been consummated on December 31, 2014, including notes to such pro forma financial statements, are set forth below.  The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Fund contained within the Annual Report and Semiannual Report referred to in the preceding section.

2

Ave Maria Catholic Values Fund / Ave Maria Opportunity Fund
Pro Forma Combined Schedule of Investments
December 31, 2014 (Unaudited)

Ave Maria Catholic Values Fund	Ave Maria Opportunity Fund	Pro Forma Combined		Ave Maria Catholic Values Fund	Ave Maria Opportunity Fund	Pro Forma Combined
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			COMMON STOCKS - 95.0%

			Consumer Discretionary - 24.5%
			Diversified Consumer Services - 2.3%
150,000	50,000	200,000	Apollo Education Group, Inc. *	$5,116,500	$1,705,500	$6,822,000

			Hotels, Restaurants & Leisure - 0.8%
-	6,222	6,222	Biglari Holdings, Inc. *	-	2,485,751	2,485,751

			Household Durables - 2.2%
300,000	-	300,000	PulteGroup, Inc.	6,438,000	-	6,438,000

			Specialty Realty - 16.9%
-	27,000	27,000	Aaron's, Inc.	-	825,390	825,390
50,000	-	50,000	Advance Auto Parts, Inc.	7,964,000	-	7,964,000
330,000	55,000	385,000	Barnes & Noble, Inc. *	7,662,600	1,277,100	8,939,700
500,000	-	500,000	Chico's FAS, Inc.	8,105,000	-	8,105,000
250,000	-	250,000	GNC Holdings, Inc. - Class A	11,740,000	-	11,740,000
145,000	-	145,000	Lowe's Companies, Inc.	9,976,000	-	9,976,000
20,000	-	20,000	PetSmart, Inc.	1,625,900	-	1,625,900
-	30,000	30,000	Rent-A-Center, Inc.	-	1,089,600	1,089,600
				47,073,500	3,192,090	50,265,590
			Textiles, Apparel & Luxury Goods - 2.3%
225,000	-	225,000	Crocs, Inc. *	2,810,250	-	2,810,250
55,000	-	55,000	VF Corporation	4,119,500	-	4,119,500
				6,929,750	-	6,929,750
			Energy - 13.2%
			Energy Equipment & Services - 4.5%
-	31,000	31,000	Atwood Oceanics, Inc. *	-	879,470	879,470
40,000	-	40,000	Baker Hughes Incorporated	2,242,800	-	2,242,800
-	60,000	60,000	Ensco plc - Class A	-	1,797,000	1,797,000
-	10,000	10,000	Gulfmark Offshore, Inc. - Class A	-	244,200	244,200
145,000	-	145,000	Halliburton Company	5,702,850	-	5,702,850
-	10,000	10,000	Patterson-UTI Energy, Inc.	-	165,900	165,900
50,000	40,000	90,000	Rowan Companies plc - Class A	1,166,000	932,800	2,098,800
-	5,000	5,000	Tidewater, Inc.	-	162,050	162,050
				9,111,650	4,181,420	13,293,070
			Oil, Gas & Consumable Fuels - 8.7%
80,000	-	80,000	Anadarko Petroleum Corporation	6,600,000	-	6,600,000
-	20,000	20,000	Approach Resources, Inc. *	-	127,800	127,800
-	20,000	20,000	Cloud Peak Energy, Inc. *	-	183,600	183,600
60,000	-	60,000	Devon Energy Corporation	3,672,600	-	3,672,600
-	20,000	20,000	Newfield Exploration Company	-	542,400	542,400
450,000	-	450,000	Peabody Energy Corporation	3,483,000	-	3,483,000
80,000	-	80,000	Phillips 66	5,736,000	-	5,736,000
50,000	-	50,000	Range Resources Corporation	2,672,500	-	2,672,500
-	75,000	75,000	Rosetta Resources, Inc. *	-	1,673,250	1,673,250
-	15,000	15,000	SM Energy Company	-	578,700	578,700
-	10,000	10,000	World Fuel Services Corporation	-	469,300	469,300
				22,164,100	3,575,050	25,739,150
			Financials - 17.3%
			Banks - 3.8%
-	6,316	6,316	CB Financial Services, Inc.	-	125,688	125,688
65,000	-	65,000	PNC Financial Services Group, Inc. (The)	5,929,950	-	5,929,950
115,000	-	115,000	U.S. Bancorp	5,169,250	-	5,169,250
				11,099,200	125,688	11,224,888
			Capital Markets - 2.2%
-	132,900	132,900	Dundee Corporation - Class A *	-	1,461,103	1,461,103
130,000	25,000	155,000	Federated Investors, Inc. - Class B	4,280,900	823,250	5,104,150
				4,280,900	2,284,353	6,565,253
			Consumer Finance - 0.5%
-	120,000	120,000	EZCORP, Inc. - Class A *	-	1,410,000	1,410,000

			Diversified Financial Services - 2.8%
-	15,000	15,000	Leucadia National Corporation	-	336,300	336,300
-	37,200	37,200	PICO Holdings, Inc.	-	701,220	701,220
400,000	-	400,000	Western Union Company (The)	7,164,000		7,164,000
				7,164,000	1,037,520	8,201,520

3

			Insurance - 6.5%
7,500	3,036	10,536	Alleghany Corporation *	3,476,250	1,407,186	4,883,436
505,315	200,000	705,315	Meadowbrook Insurance Group, Inc.	4,274,965	1,692,000	5,966,965
60,000	-	60,000	Reinsurance Group of America, Inc.	5,257,200	-	5,257,200
282,945	-	282,945	Unico American Corporation *#	3,324,604	-	3,324,604
				16,333,019	3,099,186	19,432,205
			Real Estate Management & Development - 0.8%
100,000	-	100,000	Kennedy-Wilson Holdings, Inc.	2,530,000		2,530,000

			Thrifts & Mortgage Finance - 0.7%
-	120,000	120,000	Ocwen Financial Corporation *	-	1,812,000	1,812,000
-	10,000	10,000	Standard Financial Corporation	-	217,500	217,500
				-	2,029,500	2,029,500
			Health Care - 11.0%
			Health Care Equipment & Supplies - 8.8%
175,000	-	175,000	Abbott Laboratories	7,878,500	-	7,878,500
80,000	-	80,000	Covidien plc	8,182,400	-	8,182,400
100,000	-	100,000	St. Jude Medical, Inc.	6,503,000	-	6,503,000
40,000	-	40,000	Varian Medical Systems, Inc. *	3,460,400	-	3,460,400
				26,024,300	-	26,024,300
			Health Care Technology - 0.2%
-	50,000	50,000	Vocera Communications, Inc. *	-	521,000	521,000

			Life Sciences Tools & Services - 0.8%
20,000	-	20,000	Waters Corporation *	2,254,400	-	2,254,400

			Pharmaceuticals - 1.2%
25,000	-	25,000	Valeant Pharmaceuticals International, Inc. *	3,577,750	-	3,577,750

			Industrials - 7.8%
			Aerospace & Defense - 2.9%
-	6,000	6,000	Cubic Corporation	-	315,840	315,840
-	7,000	7,000	GenCorp, Inc. *	-	128,100	128,100
70,000	-	70,000	United Technologies Corporation	8,050,000	-	8,050,000
				8,050,000	443,940	8,493,940
			Commercial Services & Supplies - 0.1%
-	90,000	90,000	Hudson Technologies, Inc.	-	339,300	339,300

			Construction & Engineering - 2.0%
100,000	-	100,000	Fluor Corporation	6,063,000		6,063,000

			Machinery - 2.8%
45,000	-	45,000	Caterpillar, Inc.	4,118,850	-	4,118,850
-	70,843	70,843	Conrad Industries, Inc.	-	2,479,505	2,479,505
-	10,000	10,000	Lindsay Corporation	-	857,400	857,400
-	90,000	90,000	Titan International, Inc.	-	956,700	956,700
				4,118,850	4,293,605	8,412,455
			Information Technology - 16.7%
			Communications Equipment - 0.3%
-	20,000	20,000	InterDigital, Inc.	-	1,058,000	1,058,000

			Electonic Equipment, Instruments & Components - 3.8%
-	20,000	20,000	Arrow Electronics, Inc. *	-	1,157,800	1,157,800
-	40,000	40,000	Avnet, Inc.	-	1,720,800	1,720,800
-	20,000	20,000	Ingram Micro, Inc. - Class A *	-	552,800	552,800
300,000	30,000	330,000	Knowles Corporation *	7,065,000	706,500	7,771,500
				7,065,000	4,137,900	11,202,900
			Internet Software & Services - 0.1%
-	20,000	20,000	Blucora, Inc. *	-	277,000	277,000

			IT Services - 5.1%
50,000	-	50,000	Accenture plc - Class A	4,465,500	-	4,465,500
-	13,000	13,000	Computer Services, Inc.	-	520,325	520,325
-	225,000	225,000	StarTek, Inc. *	-	2,193,750	2,193,750
185,000	-	185,000	Teradata Corporation *	8,080,800	-	8,080,800
				12,546,300	2,714,075	15,260,375
			Semiconductors & Semiconductor Equipment - 0.3%
-	45,000	45,000	Ultratech, Inc. *	-	835,200	835,200

			Software - 2.1%
75,000		75,000	ANSYS, Inc. *	6,150,000		6,150,000

			Technology Hardware, Storage & Peripherals - 5.0%
300,000		300,000	EMC Corporation	8,922,000		8,922,000
150,000		150,000	Hewlett-Packard Company	6,019,500		6,019,500
				14,941,500	-	14,941,500
			Materials - 4.2%
			Chemicals - 1.9%
-	15,000	15,000	H.B. Fuller Company	-	667,950	667,950
-	25,000	25,000	Intrepid Potash, Inc. *	-	347,000	347,000
80,000	-	80,000	FMC Corporation	4,562,400	-	4,562,400
				4,562,400	1,014,950	5,577,350

4

			Metals & Mining - 2.3%
-	60,000	60,000	Alamos Gold, Inc.	-	427,800	427,800
175,000	-	175,000	Constellium N.V. - Class A *	2,875,250	-	2,875,250
-	80,000	80,000	Horsehead Holding Corporation *	-	1,266,400	1,266,400
-	210,000	210,000	Kinross Gold Corporation *	-	592,200	592,200
-	200,000	200,000	Pan American Silver Corporation	-	1,840,000	1,840,000
				2,875,250	4,126,400	7,001,650
			Telecommunication Services - 0.3%
			Diversified Telecommunication Services - 0.3%
-	45,000	45,000	IDT Corporation - Class B	-	913,950	913,950

			Total Common Stocks	$236,469,369	$45,801,378	$282,270,747

			WARRANTS - 1.0%

			Financials - 1.0%
			Banks - 1.0%
120,000	-	120,000	PNC Financial Services Group, Inc. (The) *	$2,994,000	$-	$2,994,000

			EXCHANGE-TRADED FUNDS - 1.1%

300,000	-	300,000	iShares Gold Trust *	$3,432,000	$-	$3,432,000

			MONEY MARKET FUNDS - 3.0%

			Federated Government Obligations Tax-Managed Fund -
4,281,123	2,393,443	6,674,566	Institutional Shares, 0.01% (a)	$4,281,123	$2,393,443	$6,674,566
			Federated Treasury Obligations Fund -
-	2,110,239	2,110,239	Institutional Shares, 0.01% (a)	-	2,110,239	2,110,239
				$4,281,123	$4,503,682	$8,784,805

			Total Investments at Value - 100.1%	$247,176,492	$50,305,060	$297,481,552

			Liabilities in Excess of Other Assets - (0.1%)	(386,914)	7,652	(379,262)

			Net Assets - 100.0%	$246,789,578	$50,312,712	$297,102,290

*	Non-income producing security.
#	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940.
(a)	The rate shown is the 7-day effective yield as of December 31, 2014.

See accompanying notes to financial statements.

5

Ave Maria Catholic Values Fund / Ave Maria Opportunity Fund
Pro Forma Combined Statement of Assets and Liabilities
December 31, 2014 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Opportunity Fund	Adjustments	Pro Forma Combined
ASSETS
Investments in securities:
At acquisition cost	$184,840,511	$45,368,391	$-	$230,208,902
At value (Note 3)	$247,176,492	$50,305,060	$-	$297,481,552
Interest and dividends receivable	211,525	79,530	-	291,055
Receivable for investment securities sold	-	2,722,621	-	2,722,621
Receivable for capital shares sold	95,700	110,317	-	206,017
Other assets	22,278	11,349	-	33,627
TOTAL ASSETS	247,505,995	53,228,877	-	300,734,872

LIABILITIES
Payable for capital shares redeemed	79,298	5,541	-	84,839
Payable for investment securities purchased	-	2,782,453	-	2,782,453
Payable to Adviser	591,655	109,019	-	700,674
Payable to Administrator	28,332	5,732	-	34,064
Other accrued expenses	17,132	13,420	-	30,552
TOTAL LIABILITIES	716,417	2,916,165	-	3,632,582

NET ASSETS	$246,789,578	$50,312,712	$-	$297,102,290

Net assets consist of:
Paid-in capital	$184,818,895	$45,449,737	$-	$230,268,632
Accumulated net investment loss	-	-	-	-
Accumulated net realized gains (losses) from security transactions	(365,298)	(73,694)	-	(438,992)
Net unrealized appreciation on investments	62,335,981	4,936,669	-	67,272,650
NET ASSETS	$246,789,578	$50,312,712	$-	$297,102,290

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	12,357,465	4,158,197	(1,638,782)	14,876,880
Net asset value, offering price and redemption price per share (a)	$19.97	$12.10		$19.97

(a)	Redemption price may differ from the net asset value per share depending on the length of time held.

See accompanying notes to financial statements.

6

Ave Maria Catholic Values Fund / Ave Maria Opportunity Fund
Pro Forma Combined Statement of  Operations
December 31, 2014 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Opportunity Fund	Adjustments		Pro Forma Combined

INVESTMENT INCOME
Dividend income	$3,113,950	$399,916	$-		$3,513,866

EXPENSES
Investment advisory fees	2,358,924	513,070	-		2,871,994
Administration	335,164	72,923	-		408,087
Legal and audit fees	43,168	32,349	(26,108)	(b)	49,409
Postage & supplies	46,845	14,839	-		61,684
Registration and filing fees	29,399	25,912	-		55,311
Trustees' fees and expenses	34,933	34,933	(29,111)	(b)	40,755
Custody and bank service fees	17,269	6,256	-		23,525
Compliance service fees and expenses	12,493	2,716	-		15,209
Insurance expense	10,594	2,164	-		12,758
Advisory board fees and expenses	9,757	9,757	(7,805)	(b)	11,709
Printing of shareholder reports	7,898	3,137	-		11,035
Other expenses	298,886	13,795	(1,728)	(b)	310,953
TOTAL EXPENSES	3,205,330	731,851	(64,752)		3,872,429
Less fees reduced by the Adviser	-	(56,759)	56,759		-
NET EXPENSES	3,205,330	675,092	(7,993)		3,872,429

NET INVESTMENT LOSS	(91,380)	(275,176)	7,993		(358,563)

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
Net realized gains on investments	21,236,942	3,276,555	-		24,513,497
Net change in unrealized appreciation on investments	(14,094,702)	(7,496,363)	-		(21,591,065)

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS	7,142,240	(4,219,808)	-		2,922,432

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$7,050,860	$(4,494,984)	$7,993		$2,563,869

(a)	Based on contract in effect for the surviving fund.
(b)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

See accompanying notes to financial statements.

7

Notes to Combining Pro Forma Financial Statements of the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund
December 31, 2014 (Unaudited)

1.	Description of the Fund

The Ave Maria Catholic Values Fund is a diversified series of Schwartz Investment Trust organized as an Ohio business trust which is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company.
The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

2.	Basis of Combination

The Ave Maria Opportunity Fund is a diversified series of Schwartz Investment Trust, an open-end management investment company organized as an Ohio business trust and registered under the Act.  The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Ave Maria Opportunity Fund by the Ave Maria Catholic Values Fund as if such acquisition had taken place as of January 1, 2015.  These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2014.

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect anticipated contractual changes.

Under the terms of the Agreement and Plan of Reorganization (the “Agreement”), the combination of the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund will be accounted for by the method of accounting for tax-free mergers of investment companies.  The reorganization involves the transfer of substantially all of the assets and known liabilities of the Ave Maria Opportunity Fund to the Ave Maria Catholic Values Fund in exchange for shares of the Ave Maria Catholic Values Fund, and the pro-rata distribution of such shares of the Ave Maria Catholic Values Fund to the shareholders of the Ave Maria Opportunity Fund, as provided by the Agreement.  The Ave Maria Catholic Values Fund was determined to be the accounting survivor in the reorganization primarily because the fund composition of the combined fund is expected to be more like the Ave Maria Catholic Values Fund’s current fund composition as a result of the application of the Ave Maria Catholic Values Fund’s investment process after the reorganization.  Consequently, the Ave Maria Catholic Values Fund’s performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the reorganization.  The investment objectives, policies and restrictions, the expense ratio (including the contractual expense limitation) and the investment advisory fee of the combined fund will be those of the Ave Maria Catholic Values Fund.

8

Notes to Combining Pro Forma Financial Statements of the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund (Continued)
December 31, 2014 (Unaudited)

Schwartz Investment Counsel, Inc. (the “Adviser”) is the investment advisor to the Ave Maria Catholic Values Fund.  The Adviser, and specifically the Ave Maria Catholic Values Fund’s portfolio managers, will continue to advise the surviving fund.  Following the acquisition, the Ave Maria Catholic Values Fund will be the accounting survivor.  In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities held in the Ave Maria Opportunity Fund will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Ave Maria Opportunity Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund included in their annual report dated December 31, 2014 incorporated by reference in the Registration Statement filed on Form N-14.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

As of December 31, 2014, all the securities held by the Ave Maria Opportunities Fund would comply with the compliance guidelines, investment restrictions and diversification requirements under the Act.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Ave Maria Opportunity Fund by the Ave Maria Catholic Values Fund had taken place as of January 1, 2015.

3.	Securities Valuation

Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.
9

Notes to Combining Pro Forma Financial Statements of the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund (Continued)
December 31, 2014 (Unaudited)

4.	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Ave Maria Catholic Values Fund that would have been issued at December 31, 2014, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of the Ave Maria Opportunity Fund, as of December 31, 2014, divided by the net asset value per share of the Ave Maria Catholic Values Fund as of December 31, 2014.  The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2014:

Shares of
Ave Maria Catholic Values Fund	Additional Shares	Total Outstanding Shares
Pre-Combination	Assumed Issued	Post-Combination
December 31, 2014	in Reorganization	December 31, 2014
12,357,465	2,519,415	14,876,880

5.	Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code.  After the acquisition, the Ave Maria Catholic Values Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes.  The tax cost of investments will remain unchanged for the combined fund.

6.	Merger Costs

The Adviser of the Funds will cover any expenses incurred in connection with the reorganization.
10

SCHWARTZ INVESTMENT TRUST
FORM N-14
PART C
OTHER INFORMATION

Item 15.	Indemnification

 Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC.  The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 ADVANCES OF EXPENSES.  The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended.  In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC.  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser.  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.  The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

The Advisory Agreements with Schwartz Investment Counsel, Inc. (the “Adviser”) provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreements, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreements or breach of its duty or of its obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Indemnification Agreement between members of the Catholic Advisory Board (the “CAB”) and the Trust provides that the Ave Maria Mutual Funds shall indemnify each of the CAB members against all liabilities, including but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any CAB member in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such CAB member may be or may have been involved as a party or otherwise or with which such CAB member may be or may have been threatened, while in office or thereafter, by reason of being or having been a CAB member in connection with the Ave Maria  Mutual Funds, and except that no CAB member shall be indemnified against any liability to the funds or their shareholders to which such CAB member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such CAB member’s office.

Notwithstanding any provisions to the contrary in Registrant’s Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreements and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion.  Registrant may advance attorneys’ fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met:  (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 16.	Exhibits

1.	Agreement and Declaration of Trust - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 19, 2001

2.	By-Laws of Registrant - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on February 15, 2005

3.	Voting Trust Agreement - Not Applicable

4.	Agreement and Plan of Reorganization – Contained in Exhibit A to the Information Statement/Prospectus in Part A of this Registration Statement

5.	Instruments defining the rights of holders of the securities being registered - See Exhibits 1 and 2

6.	Investment Advisory Agreements between Registrant and Schwartz Investment Counsel, Inc.

(i)	Advisory Agreement (with respect to the Ave Maria Catholic Values Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

(ii)	Advisory Agreement (with respect to the Ave Maria Opportunity Fund) – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on February 28, 2010

7.	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 28 filed on April 27, 2012

8.	Bonus, profit sharing, pension or similar contracts - Not Applicable

9.	Custody Agreement between Registrant and US Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No 18 filed on February 15, 2005.

10.	Rule 12b-1 Plan – Not Applicable

11.	Opinion and Consent of Counsel as to the legality of the shares being registered –filed herewith

12.	Form of Tax Opinion of Counsel as to tax matters related to the reorganization –filed herewith

13.	Other Material Contracts

(i) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 32 filed on April 30, 2014
(ii) Expense Limitation Agreement with Schwartz Investment Counsel, Inc (with respect to Ave Maria Opportunity Fund and Ave Maria Catholic Values Fund) – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 34 filed on April 30, 2015
(iii) Indemnification Agreement between the Catholic Advisory Board and the Trust with respect to the Ave Maria Mutual Funds – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 32 filed on April 30, 2014

14.	Consent of Independent Accountants (to be filed by amendment)

15.	Financial Statements omitted pursuant to Item 14(a)(1) – None

16.	Powers of Attorney for Louis C. Bosco, Jr., Donald J. Dawson, Jr., Joseph M. Grace and John J. McHale, Jr. –filed herewith

17.	Additional Exhibits – None

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145 (c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant agrees to file a post-effective amendment to this registration statement which will include the final tax opinion of counsel supporting the tax consequences of the proposed reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant in the City of Plymouth and State of Michigan, on the 18th day of  May 2015.

SCHWARTZ INVESTMENT TRUST

By:	/s/ George P. Schwartz
George P. Schwartz, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	President and Trustee	May 18, 2015
/s/ George P. Schwartz	(Chief Executive Officer)
George P. Schwartz

	Treasurer	May 18, 2015
/s/ Timothy S. Schwartz	(Chief Financial Officer
Timothy S. Schwartz	and Principal Accounting Officer)

____________________________	Trustee
Donald J. Dawson, Jr.*

_____________________________	Trustee
Joseph M. Grace*

_____________________________	Trustee
Louis C. Bosco, Jr.*

_____________________________	Trustee
John J. McHale, Jr.*

/s/ George P. Schwartz
George P. Schwartz
Attorney-in-fact*
May 18, 2015

EXHIBIT INDEX

Exhibit Number	Title of Exhibit

11.	Opinion and Consent of Counsel as to the legality of the shares being registered
12.	Form of Tax Opinion of Counsel as to tax matters related to the reorganization
16.	Powers of Attorney- Louis C. Bosco, Jr., Donald J. Dawson, Jr., Joseph M. Grace and John J. McHale, Jr.